Exhibit 10.2

AMENDMENT NO. 1 TO CREDIT AGREEMENT

This AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment”) is made and entered into as of May 31, 2011 by and among Ignite Restaurant Group, Inc., a Delaware corporation (the “Borrower”), the other Credit Parties signatory hereto, General Electric Capital Corporation, a Delaware corporation, as the Agent for the several financial institutions from time to time party to the Credit Agreement referenced below (collectively, the “Lenders” and individually each a “Lender”) and for itself as a Lender (including as Swingline Lender), and the Required Lenders signatory hereto.  Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them in the Credit Agreement (as defined below), as amended hereby.

R E C I T A L S:

WHEREAS, the Borrower, the other Credit Parties, the Agent and the Lenders entered into that certain Credit Agreement, dated as of March 24, 2011 (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrower has requested that the Required Lenders and the Agent amend certain provisions of the Credit Agreement, and the Required Lenders and the Agent have agreed to amend certain provisions of the Credit Agreement, all as set forth in this Amendment and upon the terms and subject to the conditions set forth in this Amendment.

NOW, THEREFORE, in consideration of the premises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1                                         Amendments to Credit Agreement.  The Credit Agreement is hereby amended as follows:

(a)           Article III of the Credit Agreement is hereby amended by adding Section 3.24 at the end thereof which shall read in its entirety as follows:

“3.24      Assets of JCSMM-NJ.  JCSMM-NJ owns no assets other than that certain liquor license issued by the Borough of Eatontown, identified as Liquor License No. 1311-33-011-009 assigned by the State of New Jersey, Division of Alcoholic Beverage Control.  In addition, solely for the purpose of complying with New Jersey law requiring a liquor license and lease to be held under the same entity, JCSMM-NJ is the assignee of a leasehold interest pursuant to that certain lease agreement, dated as of April 25, 2011, by and between Crab Addison, Inc., a Texas corporation and Wholly-Owned Subsidiary, as tenant, and Eatontown Monmouth Mall, LLC, a Delaware limited liability company, as landlord, for the duration of the lease.”

(b)           Subsection 4.13 of the Credit Agreement is hereby amended by adding a new sentence at the end thereof which shall read in its entirety as follows:

“Notwithstanding anything herein or otherwise to the contrary, only as long as the equity interests of JCSMM-NJ are subject to the Lien permitted by Section 5.1(y), (i) such equity interests shall not be required to be pledged to the Agent (and the Lenders consent to Agent entering into an amendment to the Guaranty and Security Agreement to exclude such equity interests from the Collateral (as defined in the Guaranty and Security Agreement))  and (ii) JCSMM-NJ shall not be required to grant a Lien on the liquor license it owns to Agent.”

(c)           Section 5.1 of the Credit Agreement is hereby amended by (i) deleting the word “and” at the end of clause (w) thereof, (ii) replacing the period at the end of clause (x) thereof with the phrase “; and” and (iii) adding a new clause (y) at the end thereof which shall read in its entirety as follows:

“(y)         the Lien of VNO MM License LLC, a Delaware limited liability company, on the equity interests of JCSMM-NJ to the extent contemplated by JCSMM-NJ’s LLC Agreement.”

(d)           Section 5.4 of the Credit Agreement is hereby amended by amending and restating clause (b)(i) thereof to read in its entirety as follows:

“(i)          extensions of credit by any Credit Party to any other Credit Party (other than Parent and JCSMM-NJ)”

(e)           Section 11.1 of the Credit Agreement is hereby amended by adding the following new defined terms thereto in their appropriate alphabetical order:

““JCSMM-NJ” means JCS Monmouth Mall — NJ, LLC, a Delaware limited liability company.”

““JCSMM-NJ’s LLC Agreement” means that certain Limited Liability Company Agreement of Monmouth Mall LLC, as in effect on May     , 2011.”

(f)            Section 11.1 of the Credit Agreement is hereby amended by amending and restating the following defined term to read in its entirety as follows:

““Wholly-Owned Subsidiary” means any Subsidiary, other than JCSMM-NJ, in which (other than directors’ qualifying shares, shares required by law to be held by a Person other than a Credit Party and non-voting interests in a limited liability company for which the holder thereof is entitled to no distributions, allocations or other rights other than a distribution of one or more liquor licenses held by such limited liability company upon dissolution of such limited liability company) one hundred percent (100%) of the Stock and Stock Equivalents, at the time as of which any determination is being made, is owned, beneficially and of record, by any Credit Party, or by one or more of the other Wholly-Owned Subsidiaries, or both.”

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2                                         Conditions to Effectiveness.

2.1          This Amendment shall be effective on the date each of the following conditions is satisfied:

(a)           this Amendment shall have been duly executed and delivered by the Borrower, each other Credit Party, each of their respective Subsidiaries party hereto, the Agent and the Required Lenders; and

(b)           the Borrower shall have reimbursed the Agent for all reasonable out-of-pocket fees, costs and expenses incurred by it or any of its Related Persons, including Attorney Costs to the Agent, in connection with this Amendment.

3                                         Representations and Warranties.  In order to induce the Agent and the Required Lenders to enter into this Amendment, the Borrower and each other Credit Party, jointly and severally, represents and warrants to Agent and each Lender the following are, and after giving effect to this Amendment will be, true, correct and complete:

(a)           the execution, delivery and performance of this Amendment by each of the Credit Parties and by each of their respective Subsidiaries party hereto have been duly authorized by all necessary action, and do not and will not:

(i)            contravene the terms of any of that Person’s Organization Documents;

(ii)           conflict with or result in any material breach or contravention of, or result of the creation of any Lien under, any document evidencing any material Contractual Obligation to which such Person is a party or any order, injunction, writ or decree of any Governmental Authority to which such Person or its Property is subject; or

(iii)          violate any material Requirement of Law in any material respect;

(b)           this Amendment constitutes the legal, valid and binding obligations of each Credit Party and each of their respective Subsidiaries party hereto, enforceable against such Person in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability;

(c)           upon the effectiveness of this Amendment, all of the representations and warranties by each Credit Party contained in the Credit Agreement or in any other Loan Document are true or correct in all material respects (without duplication of any materiality qualifier contained therein) on and as of the date of the effectiveness of this Amendment, except to the extent that such representation or warranty expressly relates to an earlier date (in which event such representations and warranties were true or correct as of such earlier date); and

(d)           no Default or Event of Default has occurred and is continuing or would result after giving effect to this Amendment.

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4                                         Miscellaneous.

4.1          Effect; Ratification.

(a)           Except as specifically set forth above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(b)           The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of, or preclude, any right, remedy, power or privilege of the Agent or any Lender under the Credit Agreement or any other Loan Document, nor constitute amendment of any provision of the Credit Agreement or any other Loan Document, except as specifically set forth in this Amendment.

(c)           Upon the effectiveness of this Amendment, each reference in the Credit Agreement and the other Loan Documents referenced herein to “this Amendment”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement and such other Loan Document as amended hereby.

(d)           Each of the Credit Parties and their respective Subsidiaries party hereto acknowledges and agrees that the amendments and waivers set forth herein are effective solely for the purposes set forth herein and that the execution and delivery by the Agent and the Required Lenders of this Amendment shall not be deemed (i) except as expressly provided in this Amendment, to be a consent to any amendment, waiver or modification of any term or condition of the Credit Agreement or of any other Loan Document or (ii) to create a course of dealing or otherwise obligate the Agent or Lenders to forbear, waive, consent or execute similar amendments under the same or similar circumstances in the future.

4.2          Counterparts and Signatures by Fax.  This Amendment may be executed in any number of counterparts, each such counterpart constituting an original but all together one and the same instrument.  Any party delivering an executed counterpart of this Amendment by fax shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of this Amendment.

4.3          Severability.  In case any provision in or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

4.4          Loan Document.  This Amendment shall constitute a Loan Document.

4.5          Costs And Expenses.  As provided in Section 9.5 of the Credit Agreement, the Borrower shall reimburse the Agent for all reasonable out-of-pocket fees, costs and expenses incurred by it or any of its Related Persons, including Attorney Costs to the Agent, in connection with this Amendment.

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4.6          Reaffirmation.  Each of the Credit Parties and their respective Subsidiaries party to this Amendment hereby acknowledges and reaffirms all of its obligations and undertakings under each of the Loan Documents to which it is a party and acknowledges and agrees that subsequent to, and after taking account of the provisions of this Amendment, each such Loan Document is and shall remain in full force and effect in accordance with the terms thereof.

4.7          GOVERNING LAW.  The laws of the State of New York shall govern all matters arising out of, in connection with or relating to this Amendment, including, without limitation, its validity, interpretation, construction, performance and enforcement.

[Balance of page intentionally left blank; signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to Credit Agreement to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

IGNITE RESTAURANT GROUP, INC.

By:
Name:
Title:

JCS HOLDINGS, LLC

By:
Name:
Title:

CRAB ADDISON, INC.

By:
Name:
Title:

JOE’S CRAB SHACK — TEXAS, INC.

By:
Name:
Title:

JOE’S CRAB SHACK—SAN DIEGO, INC.

By:
Name:
Title:

JOE’S CRAB SHACK — REDONDO BEACH, INC.

By:
Name:
Title:

[SIGNATURE PAGE TO
AMENDMENT NO. 1 TO CREDIT AGREEMENT]

JOE’S CRAB SHACK — KANSAS, INC.

By:
Name:
Title:

BHTT ENTERTAINMENT, INC.

By:
Name:
Title:

IGNITE RESTAURANTS — NEW JERSEY, INC.

By:
Name:
Title:

JOE’S CRAB SHACK — ALABAMA PRIVATE CLUB, INC.

By:
Name:
Title:

JOE’S CRAB SHACK — MARYLAND, INC.

By:
Name:
Title:

JCS MONMOUTH MALL — NJ, LLC

By:
Name:
Title:

[SIGNATURE PAGE TO
AMENDMENT NO. 1 TO CREDIT AGREEMENT]

JOE’S CRAB SHACK — ABINGDON MD, INC.

By:
Name:
Title:

[SIGNATURE PAGE TO
AMENDMENT NO. 1 TO CREDIT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to Credit Agreement to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

GENERAL ELECTRIC CAPITAL CORPORATION, as the Agent and as a Lender

By:
Name:
Its Duly Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to Credit Agreement to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

, as a Lender

By:
Name:
Title: